UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): June 21, 2023

BRIGHT HORIZONS FAMILY SOLUTIONS INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35780	80-0188269
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2 Wells Avenue
Newton,	Massachusetts	02459
(Address of principal executive offices)		(Zip code)
Registrant’s telephone number, including area code: (617) 673-8000
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	BFAM	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.07	Submission of Matters to a Vote of Security Holders
On June 21, 2023, Bright Horizons Family Solutions Inc. (the “Company”) held its annual meeting of shareholders pursuant to notice duly given. Set forth below are the final voting results for each of the matters submitted to a vote of the shareholders. For more information about the proposals set forth below, please see the Company’s definitive Proxy Statement as filed with the Securities and Exchange Commission on April 27, 2023.
Proposal One: Election of Class I Directors
All of the Board’s nominees for Class I director were elected to serve on the Company’s Board of Directors for a term of three years, as follows:

Nominee	For	Against	Abstain	Broker Non-Votes
Stephen H. Kramer	55,156,535	406,307	16,939	713,732
Dr. Sara Lawrence-Lightfoot	51,193,974	4,369,009	16,798	713,732
Cathy E. Minehan	55,138,994	421,419	19,368	713,732
Proposal Two: Advisory Vote on Named Executive Officer 2022 Compensation
The Company’s shareholders approved, on an advisory basis, the 2022 compensation paid by the Company to its named executive officers, as follows:

For	Against	Abstain	Broker Non-Votes
50,945,844	4,615,860	18,077	713,732
Proposal Three: Ratification of the Company’s Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2023
The Company’s shareholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023, as follows:

For	Against	Abstain
54,467,439	1,806,181	19,893
The proposal to ratify the appointment of Deloitte & Touche LLP was a routine matter and, therefore, there were no broker non-votes relating to that matter.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BRIGHT HORIZONS FAMILY SOLUTIONS INC.
Date:	June 26, 2023	By:	/s/ Elizabeth Boland
Elizabeth Boland
Chief Financial Officer